FCPT Announces Second Quarter 2023 Financial and Operating Results MILL VALLEY, CA – August 1, 2023 / Business Wire – Four Corners Property Trust, Inc. (“FCPT” or the “Company”, NYSE: FCPT) today announced financial results for the three months and six months ended June 30, 2023. Management Comments “In the second quarter, FCPT capitalized on the more buyer-friendly market environment to acquire $170 million of high-quality properties. Including the $110 million of acquisitions closed in July, our year to date acquisition totals are $301 million, which surpasses our previous highest annual acquisition total,” said CEO Bill Lenehan. “Our portfolio is performing well with high occupancy and collections, and we believe that we are poised to continue making progress on our investment strategies.” Rent Collection Update As of June 30, 2023, the Company has received rent payments representing 99.7% of its portfolio contractual base rent for the quarter ending June 30, 2023. Financial Results Rental Revenue and Net Income Attributable to Common Shareholders • Rental revenue for the second quarter increased 10.3% over the prior year to $52.8 million. Rental revenue consisted of $52.0 million in cash rents and $0.8 million of straight-line and other non-cash rent adjustments. • Net income attributable to common shareholders was $23.6 million for the second quarter, or $0.27 per diluted share. These results compare to net income attributable to common shareholders of $28.1 million for the same quarter in the prior year, or $0.35 per diluted share. • Net income attributable to common shareholders was $46.7 million for the six months ended June 30, 2023, or $0.54 per diluted share. These results compare to net income attributed to common shareholders of $50.4 million for the same six-month period in 2022, or $0.63 per diluted share. Funds from Operations (FFO) • NAREIT-defined FFO per diluted share for the second quarter was $0.40, representing flat results compared to the same quarter in 2022. • NAREIT-defined FFO per diluted share for the six months ended June 30, 2023 was $0.79, representing a $0.01 per share decrease compared to the same six-month period in 2022. Adjusted Funds from Operations (AFFO) • AFFO per diluted share for the second quarter was $0.42, representing a $0.01 per share increase compared to the same quarter in 2022. • AFFO per diluted share for the six months ended June 30, 2023 was $0.83, representing a $0.01 per share increase compared to the same six-month period in 2022.

General and Administrative (G&A) Expense • G&A expense for the second quarter was $5.6 million, which included $1.6 million of stock-based compensation. These results compare to G&A expense in the second quarter of 2022 of $4.7 million, including $1.0 million of stock-based compensation. • Cash G&A expense (after excluding stock-based compensation) for the second quarter was $4.0 million, representing 7.8% of cash rental income for the quarter. Dividends • FCPT declared a dividend of $0.34 per common share for the second quarter of 2023. Real Estate Portfolio • As of June 30, 2023, the Company’s rental portfolio consisted of 1,077 properties located in 47 states. The properties are 99.9% occupied (measured by square feet) under long-term, net leases with a weighted average remaining lease term of approximately 8.1 years. Acquisitions • During the second quarter, FCPT acquired 48 properties for a combined purchase price of $169.7 million at an initial weighted average cash yield of 6.85%, on rents in place as of June 30, 2023 and a weighted average remaining lease term of 12.7 years. Dispositions • During the second quarter, FCPT sold one property for sales price of $2.1 million representing $0.2 million of gain and a cash yield of 6.6% on rents that were previously in place and exclusive of transaction costs. Liquidity and Capital Markets Capital Raising • During the second quarter, the Company sold 350,000 shares of Common Stock via the at-the-market (ATM) program at an average price of $26.11 per share for net proceeds of $9.0 million. • In the quarter, the Company also settled previously executed forward sale agreements of 4,113,788 shares for net proceeds of $110.3 million. • As announced on June 5, 2023, FCPT entered into agreements to issue $100 million of senior unsecured notes (the “Notes”) with a ten-year term and priced at a fixed interest rate of 6.44%. In connection with the offering of the Notes, the Company terminated interest rate swaps entered into previously to hedge the interest rate of this offering. This resulted in a gain of $8.1 million for the Company and a 5.39% yield to maturity including the gain. The gain will be amortized straight line over the life of the Notes and effectively makes the Note’s all-in interest rate, after amortizing the gain, 5.63%. The Notes funded on July 12, 2023. Liquidity • At June 30, 2023, FCPT had approximately $246 million of available liquidity including $11 million of cash and cash equivalents and $235 million of undrawn credit line capacity.

Credit Facility and Unsecured Notes • At June 30, 2023, FCPT had $1,020 million of outstanding debt, consisting of $430 million of term loans and $575 million of unsecured fixed rate notes and $15 million of outstanding revolver balance. FCPT’s leverage, as measured by the ratio of net debt to adjusted EBITDAre, is 5.5x at quarter-end.

Conference Call Information Company management will host a conference call and audio webcast on Wednesday, August 2 at 11:00 a.m. Eastern Time to discuss the results. Interested parties can listen to the call via the following: Phone: 1 833 470 1428 (domestic) or 1 404 975 4839 (international), Call Access Code: 124473 Live webcast: https://events.q4inc.com/attendee/581324737 In order to pre-register for the call, investors can visit https://www.netroadshow.com/events/login?show=9d0b3840&confId=53354 Replay: Available through November 1, 2023 by dialing 1 866 813 9403 (domestic) or 44 204 525 0658 (international), Replay Access Code 982548 About FCPT FCPT, headquartered in Mill Valley, CA, is a real estate investment trust primarily engaged in the ownership, acquisition and leasing of restaurant and retail properties. The Company seeks to grow its portfolio by acquiring additional real estate to lease, on a net basis, for use in the restaurant and retail industries. Additional information about FCPT can be found on the website at fcpt.com. Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the federal securities laws. Forward- looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, announced transactions, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics such as COVID-19 on the business operations of the Company and the Company’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the Company expressly disclaims any obligation to publicly release any updates or revisions to any forward- looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. In addition, the extent to which COVID-19 impacts the Company and its tenants will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact and the direct and indirect economic effects of the pandemic and containment measures, among others. For a further discussion of these and other factors that could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the company’s most recent annual report on Form 10-K, and other risks described in documents subsequently filed by the company from time to time with the Securities and Exchange Commission.

Notice Regarding Non-GAAP Financial Measures: In addition to U.S. GAAP financial measures, this press release and the referenced supplemental financial and operating report contain and may refer to certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website. Supplemental Materials and Website: Supplemental materials on the Second Quarter 2023 operating results and other information on the Company are available on the investors relations section of FCPT’s website at investors.fcpt.com. FCPT Bill Lenehan, 415-965-8031 CEO Gerry Morgan, 415-965-8032 CFO

Four Corners Property Trust Consolidated Statements of Income (Unaudited) (In thousands, except share and per share data) 2023 2022 2023 2022 Revenues: Rental revenue 52,843$ 47,904$ 105,040$ 94,807$ Restaurant revenue 7,845 7,521 15,600 15,015 Total revenues 60,688 55,425 120,640 109,822 Operating expenses: General and administrative 5,600 4,698 11,655 9,967 Depreciation and amortization 11,817 10,128 23,993 19,832 Property expenses 2,676 1,987 5,843 3,836 Restaurant expenses 7,197 7,052 14,492 13,935 Total operating expenses 27,290 23,865 55,983 47,570 Interest expense (10,051) (9,031) (19,969) (17,406) Other income, net 226 29 526 86 Realized gain on sale, net 173 5,756 1,735 5,756 Income tax expense (91) (144) (139) (232) Net income 23,655 28,170 46,810 50,456 Net income attributable to noncontrolling interest (30) (40) (61) (71) Net Income Attributable to Common Shareholders 23,625$ 28,130$ 46,749$ 50,385$ Basic net income per share 0.27$ 0.35$ 0.54$ 0.63$ Diluted net income per share 0.27$ 0.35$ 0.54$ 0.63$ Regular dividends declared per share 0.3400$ 0.3325$ 0.6800$ 0.6650$ Weighted-average shares outstanding: Basic 87,366,335 80,294,804 86,604,202 80,245,247 Diluted 87,556,011 80,494,443 86,825,150 80,446,167 Six Months Ended June 30,Three Months Ended June 30,

Four Corners Property Trust Consolidated Balance Sheets (In thousands, except share data) June 30, 2023 (Unaudited) December 31, 2022 Real estate investments: Land 1,187,742$ 1,115,827$ Buildings, equipment and improvements 1,641,941 1,539,875 Total real estate investments 2,829,683 2,655,702 Less: Accumulated depreciation (722,241) (706,702) Total real estate investments, net 2,107,442 1,949,000 Intangible lease assets, net 114,298 106,206 Total real estate investments and intangible lease assets, net 2,221,740 2,055,206 Real estate held for sale - 7,522 Cash and cash equivalents 11,197 26,296 Straight-line rent adjustment 62,891 61,027 Derivative assets 27,668 35,276 Deferred tax assets 1,037 988 Other assets 13,448 12,272 Total Assets 2,337,981$ 2,198,587$ Liabilities: Term loan and revolving credit facility ($445,000 and $430,000 of principal, respectively) 439,940$ 424,134$ Senior unsecured notes ($575,000 and $575,000 of principal, respectively) 571,665 571,343 Dividends payable 30,725 29,064 Rent received in advance 13,240 11,710 Derivative liabilities - 9 Other liabilities 27,270 24,017 Total liabilities 1,082,840 1,060,277 Equity: Preferred stock, $0.0001 par value per share, 25,000,000 shares authorized, zero shares issued and outstanding - - Common stock, $0.0001 par value per share, 500,000,000 shares authorized, 90,565,846 and 85,637,293 shares issued and outstanding, respectively 9 9 Additional paid-in capital 1,233,775 1,104,522 Accumulated other comprehensive income 31,757 30,944 Noncontrolling interest 2,202 2,259 Retained earnings (deficit) (12,602) 576 Total equity 1,255,141 1,138,310 Total Liabilities and Equity 2,337,981$ 2,198,587$ ASSETS LIABILITIES AND EQUITY

Four Corners Property Trust FFO and AFFO (Unaudited) (In thousands, except share and per share data) 2023 2022 2023 2022 Funds from operations (FFO): Net income 23,655$ 28,170$ 46,810$ 50,456$ Depreciation and amortization 11,782 10,095 23,927 19,763 Realized gain on sales of real estate (173) (5,756) (1,735) (5,756) FFO (as defined by NAREIT) 35,264$ 32,509$ 69,002$ 64,463$ Straight-line rental revenue (1,335) (1,649) (2,639) (3,291) Deferred income tax (benefit) expense (1) (4) 61 (48) 61 Stock-based compensation 1,560 1,033 3,326 2,533 Non-cash amortization of deferred financing costs 564 496 1,128 964 Non-real estate investment depreciation 35 33 66 69 Other non-cash revenue adjustments 490 527 984 1,057 Adjusted Funds from Operations (AFFO) 36,574$ 33,010$ 71,819$ 65,856$ Fully diluted shares outstanding (2) 87,670,570 80,609,002 86,939,709 80,560,726 FFO per diluted share 0.40$ 0.40$ 0.79$ 0.80$ AFFO per diluted share 0.42$ 0.41$ 0.83$ 0.82$ (2) Assumes the issuance of common shares for OP units held by non-controlling interest. (1) Amount represents non-cash deferred income tax (benefit) expense recognized at the Kerrow Restaurant Business Three Months Ended June 30, Six Months Ended June 30,